Exhibit 24.1

       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 dated February 22, 2008, of our report dated September 30th,2007, relating to the financial statements of Med Gen, Inc. as of December 31, 2007, and the years ended September 30, 2006 and 2007.

                             /s/ Stark, Winter, Schenkin & Co. LLP
                             -------------------------------------
                             Stark Winter Schenkein & Co., LLP
                             Certified Public Accountants
                             February 22, 2008
                             Denver, Colorado










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